UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

WPCS INTERNATIONAL INCORPORATED

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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WPCS INTERNATIONAL INCORPORATED

600 Eagleview Boulevard, Suite 300

Exton, Pennsylvania 19341

Telephone: (484) 359-7228

August 15, 2014

Dear Stockholders:

You are cordially invited to attend the combined fiscal years April 30, 2014 and 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of WPCS International Incorporated (the “Company”). The meeting will be held at 10:00 a.m., local time, on [*], 2014, at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy and the Annual Report on Form 10-K for the year ended April 30, 2014.

At this meeting you will be asked to consider the following proposals:

1. To elect the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2. To ratify the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending April 30, 2015;

3. To approve an amendment to the Certificate of Incorporation of the Company to increase the Company’s authorized shares of common stock from 14,285,714 to 75,000,000;

4. To approve, on an advisory basis, the compensation of the Company’s named executive officers;

5. To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation; and

6. To act on such other matters as may properly come before the meeting or any adjournment there.

Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on August 20, 2014, and to guests of the Company.

If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting.

If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the Annual Meeting in person may submit their ballot to the Management of the Company at 600 Eagleview Boulevard, Suite 300, Exton, Pennsylvania 19341.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sebastian Giordano

Sebastian Giordano
Interim Chief Executive Officer

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WPCS INTERNATIONAL INCORPORATED

600 Eagleview Boulevard, Suite 300

Exton, Pennsylvania 19341

Telephone: (484) 359-7228

NOTICE OF COMBINED FISCAL YEARS APRIL 30, 2014 AND 2015

ANNUAL MEETING ANNUAL MEETING OF STOCKHOLDERS

The combined fiscal years April 30, 2014 and 2015 Annual Meeting of the stockholders of WPCS International Incorporated (the “Company”) will be held on [*], [*], 2014, at 10:00 a.m. local time at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006, for the purposes of:

1. Electing the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2. Ratifying the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending April 30, 2015;

3. Approving an amendment to the Certificate of Incorporation of the Company to increase our authorized shares of common stock from 14,285,714 to 75,000,000;

4. Approving, on an advisory basis, the compensation of the Company’s named executive officers;

5. Recommending, on an advisory basis, a three-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation; and

6. Acting on such other matters as may properly come before the meeting or any adjournment there.

Only stockholders of record at the close of business on August 20, 2014, will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. The proxy materials will be furnished to stockholders on or about [*], 2014. Because we did not hold an annual meeting of stockholders during the fiscal year ended April 30, 2014, the Annual Meeting will also serve as our Annual Meeting of stockholders for the fiscal year ended April 30, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on [*], 2014:

The Proxy Statement and Annual Report on Form 10-K for the year ended April 30, 2014 are available at: http://www.viewproxy.com/wpcs/2014.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sebastian Giordano

Sebastian Giordano
Interim Chief Executive Officer
[*], 2014

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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WPCS INTERNATIONAL INCORPORATED

600 Eagleview Boulevard, Suite 300

Exton, Pennsylvania 19341

Telephone: (484) 359-7228

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [*], [*], 2014

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of WPCS International Incorporated (the “Company”), for use at the Annual Meeting of the Company’s stockholders to be held at 10:00 a.m., local time, on [*], 2014, at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006, and any postponements or adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about [*], 2014. Because we did not hold an annual meeting of stockholders during the fiscal year ended April 30, 2014, the Annual Meeting will also serve as our Annual Meeting of stockholders for the fiscal year ended April 30, 2014.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on August 20, 2014, will be entitled to receive notice of, attend and vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Sebastian Giordano, our Interim Chief Executive Officer, and Joseph Heater, our Chief Financial Officer, or either one of them who acts, will vote:

•	FOR the election of the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	FOR ratification of the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending April 30, 2015;

•	FOR approval of an amendment to the Certificate of Incorporation of the Company to increase our authorized shares of common stock from 14,285,714 to 75,000,000;

•	FOR approval of the executive compensation of the Company’s named executive officers;

•	FOR approval of a three-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation; and

•	According to their discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment there.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

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WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of August 20, 2014, there were [*] shares of common stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of common stock held by them.

Thirty-three and one-third percent (33.33%) of the outstanding shares, or [*] shares, present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, only the proposal to ratify the independent auditors at this meeting is considered a “routine” matter, and brokers are entitled to vote uninstructed shares only with respect to this proposal.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

•	Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote;

•	The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the increase in authorized shares of common stock; and

•	For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of common stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of WPCS International Incorporated (sometimes referred to as the “Company,” “WPCS,” “we” or “us”) is soliciting your proxy to vote at the Annual Meeting of Stockholders. According to our records, you were a stockholder of the Company as of the end of business on August 20, 2014.

 You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about [*], 2014 to all stockholders of record on August 20, 2014 (the “Record Date”) entitled to vote at the Annual Meeting.

What is included in these materials?

These materials include:

•	this proxy statement for the Annual Meeting; and

•	the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2014, as filed with the SEC on July 30, 2014.

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What is the proxy card?

The proxy card enables you to appoint Sebastian Giordano, our Interim Chief Executive Officer, and Joseph Heater, our Chief Financial Officer, as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

When and where is the Annual Meeting being held?

The Annual Meeting will be held on [*], [*], 2014 commencing at 10:00 A.M., local time, at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card and our Annual Report on Form 10-K for the year ended April 30, 2014 are available at http://www.viewproxy.com/wpcs/2014.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on August 20, 2014 will be entitled to vote at the Annual Meeting. On this record date, there were [*] shares of common stock outstanding and entitled to vote.

The Annual Meeting will begin promptly at 10:00 A.M., local time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on August 20, 2014 your shares were registered directly in your name with WPCS’s transfer agent, Interwest Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on August 20, 2014, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

1. To elect the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2. To ratify the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending April 30, 2015;

3. To approve an amendment to the Certificate of Incorporation of the Company to increase the Company’s authorized shares of common stock from 14,285,714 to 75,000,000;

4. To approve, on an advisory basis, the compensation of the Company’s named executive officers;

5. To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation; and

6. To act on such other matters as may properly come before the meeting or any adjournment there.

The Board of Directors is not currently aware of any other business that will be brought before the Annual Meeting.

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How do I vote?

You may vote “For” all the nominees to the Board of Directors, you may “Withhold” your vote for all nominees or you may vote “For” all nominees except for any nominee(s) you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at our principal executive offices, which are located at 600 Eagleview Boulevard, Suite 300, Exton, Pennsylvania 19341.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What is a quorum for purposes of conducting the Annual Meeting?

The presence, in person or by proxy, of the holders of thirty-three and one-third percent (33.33%) of the issued and outstanding common stock, or [*] shares, entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each of the seven (7) nominees for director, “FOR” the ratification of Marcum LLP as independent registered public accountants of the Company for its fiscal year ending April 30, 2015, “FOR” approval of the increase in our authorized shares of common stock, “FOR” approval of the executive compensation of the Company’s named executive officers, “FOR” approval of a three-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation, and “FOR ” approval of any adjournment of the Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” each of the seven (7) nominees to the Board of Directors, “FOR” the ratification of the appointment of Marcum LLP as our independent auditors for the fiscal year ending April 30, 2015, “FOR” approval of the increase in authorized shares of common stock, “FOR” approval of the executive compensation of the Company’s named executive officers, and “FOR” approval of a three-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation. Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors as set forth in this Proxy Statement.

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Who is paying for this proxy solicitation?

We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our Directors, officers or employees, none of whom will receive additional compensation for such solicitation. We have retained Alliance Advisors, LLC to assist in the solicitation of proxies at an estimated cost of approximately $6,500, plus reasonable expenses. Those holding shares as of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another WPCS International Incorporated stockholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a timely written notice that you are revoking your proxy to the Company at 600 Eagleview Boulevard, Suite 300, Exton, Pennsylvania 19341, Attn: Chief Financial Officer; or

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.

Our election of directors (Proposal No. 1), approval of approval of an amendment to the Certificate of Incorporation of the Company to increase the Company’s authorized shares of common stock from 14,285,714 to 75,000,000 (Proposal No. 3), approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 4) and recommendation, on an advisory basis, of the frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation (Proposal No. 5) are considered to be “non-routine” matters and as a result, brokers or nominees cannot vote your shares on these proposals in the absence of your direction.

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How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Withhold” and “Against” votes, abstentions and broker non-votes. Abstentions will not have an effect on, or be counted towards the vote totals for, each of the other proposals. The ratification of the Company’s auditors is the only routine proposal on which the Company expects that brokers or other nominees will be entitled to vote without receiving instructions from the record holder of the applicable shares of common stock. Accordingly, no broker non-votes will result from these proposals. The other proposals may result in broker non-votes, however, these will have no effect on or be counted towards the vote totals for, such other proposals.

How many votes are needed to approve each proposal?

For the election of directors, each of the seven (7) nominees receiving “For” votes at the meeting in person or by proxy will be elected. The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the reverse split and increase in authorized shares of common stock. Approval of all other matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Annual Meeting in person or by proxy.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be discussed in a Form 8-K filed after the Annual Meeting.

Who can help answer my questions?

If you need assistance with voting or have questions regarding the Annual Meeting, please contact:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

855-973-0095

(Banks and Brokers please call: 973-873-7721)

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information about the Nominees

At the Annual Meeting, the stockholders will elect seven directors to serve until the next annual meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the seven nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees, except for Divya Thakur, currently serve as directors.

NAME	AGE	CURRENT POSITION

Sebastian Giordano	57	Interim Chief Executive Officer and Director
Charles Benton	63	Director
Kevin Coyle	63	Director
Norm Dumbroff	53	Director
Neil Hebenton	58	Director
Edward Gildea	62	Director
Divya Thakur	29	--

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on the Board of Directors, has been furnished to the Company by the respective director nominees:

Sebastian Giordano, Interim Chief Executive Officer and Director

Mr. Giordano has been Interim Chief Executive Officer since August 2013 and became a director of WPCS in February 2013. Since 2002, Mr. Giordano has been Chief Executive Officer of Ascentaur, LLC, a business consulting firm providing comprehensive strategic, financial and business development services to start-up, turnaround and emerging growth companies. From 1998 to 2002, Mr. Giordano was Chief Executive Officer of Drive One, Inc., a safety training and education business. From 1992 to 1998, Mr. Giordano was Chief Financial Officer of Sterling Vision, Inc., a retail optical chain. Mr. Giordano received B.B.A. and M.B.A. degrees from Iona College. Mr. Giordano’s executive business experience was instrumental in his selection as a member of our Board of Directors.

Charles Benton, Director

Mr. Benton has been a director of WPCS since July 2012. Since February 2008, Mr. Benton has served as the Director of Distribution Services – Supply Chain for Ascena Retail Group / Charming Shoppes, Inc., a leading national specialty retailer of women’s apparel operating more than 1,800 retail stores throughout the United States. Prior to that, from March 2006 to January 2008, he served as Director of Finance – Supply Chain for Charming Shoppes, and from May 1999 to February 2006, as Manager of Finance – Supply Chain for Charming Shoppes. Previously, Mr. Benton spent approximately 20 years for Consolidated Rail Corporation. He holds a B.S. degree in accounting from St. Joseph’s University in Philadelphia, Pennsylvania. Mr. Benton’s financial experience was instrumental in his selection as a member of our board of directors.

Kevin Coyle, Director

Mr. Coyle has been a director of WPCS since August 2012. Since May 2014, Mr. Coyle has been Senior Vice President for Business Development of Elauwit Networks, LLC., a telecommunications company serving the multifamily industry. Between 2009 and 2014 he was Principal of KPC Consulting, his personal consulting company. In 2011, Mr. Coyle served as a Senior Vice President for Business Development at Comcast Communications, Inc. in Philadelphia, Pennsylvania. Between 2005 and September 2009, Mr. Coyle served as the Chief Executive Officer of Ygnition Networks, Inc., a Seattle, Washington-based communications service provider. Previously, Mr. Coyle served as Chief Executive Officer of Digital Media Holdings in Denver, Colorado (2002 – 2003), Chief Financial Officer of OneSecure, Inc. in Denver, Colorado and San Jose, California (2000 – 2002) and Group Vice President and Chief Financial Officer of Jones Intercable, Inc. in Denver, Colorado (1990 – 1999). He holds a B.S. degree in finance from Villanova University in Villanova, Pennsylvania and an M.B.A. from Drexel University in Philadelphia, Pennsylvania. Mr. Coyle's experience with communications services, his financial experience and his senior executive experience were instrumental in his selection as a member of our Board of Directors.

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Norm Dumbroff, Director

Mr. Dumbroff became a Director of WPCS in November 2002. Since April 1990, he has been the Chief Executive Officer of Wav Incorporated, a distributor of wireless products in North America. Prior to Wav Incorporated, Mr. Dumbroff was an engineer for Hughes Aircraft. He holds a B.S. degree in Computer Science from Albright College. Mr. Dumbroff’s experience with wireless communications, his engineering background and his senior executive experience was instrumental in his selection as a member of our board of directors.

Edward Gildea, Director

Mr. Gildea became a director of WPCS in February 2013. Since February 2014, Mr. Gildea has been a partner in the law firm Fisher Broyles LLP. From 2006 to 2013, Mr. Gildea was President, Chief Executive Officer and Chairman of the Board of Directors of Converted Organics Inc., a publicly held green technology company that manufactures and sells an organic fertilizer, made from recycled food waste. Mr. Gildea is a director for the following publicly held companies: Finjan Holdings, Inc. (intellectual property), Worlds, Inc. (intellectual property), and Atrinsic, Inc. (internet marketing). Mr. Gildea received a B.A. from The College of the Holy Cross and a J.D. from Suffolk University Law School. Mr. Gildea’s executive business experience was instrumental in his selection as a member of our Board of Directors.

Neil Hebenton, Director

Mr. Hebenton became a director of WPCS in October 2002. Since February 2003, he has been Senior Director, Business Development, for PAREXEL Informatics, Inc. (a subsidiary of PAREXEL International Corp.), a company offering clinical trial technology solutions and services to pharmaceutical and biotechnology companies. From January 1998 to January 2003, he was Head of US Sales and Operations for the U.K. based FW Pharma Systems, a multi-million dollar application software company serving the pharmaceutical and biotechnology sectors. Prior to that, Mr. Hebenton has held a variety of operational, sales and marketing positions in Europe with Bull Information Systems (BULL-Paris, Frankfurt, Zurich) and Philips Information Systems. He received his B.S. in Mathematics from the University of Edinburgh, Scotland. Mr. Hebenton’s experience in international business development was instrumental in his selection as a member of our board of directors.

Divya Thakur

Since December 2013, Mr. Thakur has served as the Chief Technology Officer of BTX Trader LLC, a wholly-owned subsidiary of the Company. Prior to that, from November 2011 to December 2013, he served as a Developer for Goldman Sach’s REDI division and from September 2010 to November 2011, as a Developer for Union Bancaire Privée Asset Management. He holds a Bachelor of Science degree from the University of Toronto. Mr. Thakur’s technology experience was instrumental in his nomination to serve on our board of directors.

Information About The Board Of Directors

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director. We did not hold an annual meeting of stockholders during the fiscal year ended April 30, 2014.  The Annual Meeting will serve as a combined annual meeting of stockholders for fiscal years April 30, 2014 and 2015.

How often did the Board and the Board committees meet during fiscal 2014?

During fiscal 2014, the Board of Directors held 19 meetings and the Audit Committee held four meetings. The Board, Audit Committee, Executive Committee and Nominating Committee also approved certain actions by unanimous written consent.

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What committees has the Board established?

The Board of Directors has standing Audit, Executive, and Nominating Committees. Information concerning the membership and function of each committee is as follows:

Board Committee Membership

Name	Audit Committee	Executive Committee	Nominating Committee
Kevin Coyle	**
Norm Dumbroff	*	*	*
Neil Hebenton	*	*	**
Charles Benton	*	**
Edward Gildea	*	*	*

* Member of Committee

** Chairman of Committee

Audit Committee

Our Audit Committee consists of Kevin Coyle, Charles Benton, Norm Dumbroff, Edward Gildea, and Neil Hebenton, with Mr. Coyle elected as Chairman of the Committee. Our Board of Directors has determined that all of the members are “independent” as that term is defined under applicable SEC rules and under the current listing standards of The NASDAQ Stock Market. Mr. Doyle is our audit committee financial expert.

Our Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditor, (iii) pre-approving the professional services provided by the independent auditor, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditor, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditor. Our Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC.

Executive Committee

Our Executive Committee consists of Charles Benton, Norm Dumbroff, Edward Gildea, and Neil Hebenton, with Mr. Benton elected as Chairman of the Committee. Our Board of Directors has determined that all of the members are “independent” under the current listing standards of The NASDAQ Stock Market. Our Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Executive Committee.

Our Executive Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of our executive officers and directors, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC, periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

Nominating Committee

Our Nominating Committee consists of Norm Dumbroff, Edward Gildea, and Neil Hebenton, with Mr. Hebenton elected as Chairman of the Committee. The Board of Directors has determined that all of the members are “independent” under the current listing standards of The NASDAQ Stock Market.

Our Nominating Committee has responsibility for assisting the Board in, among other things, effecting the organization, membership and function of the Board and its committees. The Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors.

Nomination of Directors

As provided in its charter and our company’s corporate governance principles, the Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate’s credentials.

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Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the Nasdaq Stock Market;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Nominating Committee must comply with the following:

•	The recommendation must be made in writing to the Corporate Secretary at WPCS International Incorporated;

•	The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company’s common stock;

•	The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references; and

•	A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the Nasdaq Stock Market and the SEC, as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

How are directors compensated?

Directors serve without compensation and without other fixed remuneration. Directors are entitled to receive discretionary cash bonuses and stock options under our stock option plans as determined by the Board of Directors. We reimburse our directors for expenses incurred in connection with attending Board meetings.

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Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities We believe that, during fiscal 2014 except for Form 4s relating to stock option grants made on April 24, 2014 to Sebastian Giordano, Joseph Heater, Neal Hebenton, Norm Dumbroff, Ed Gildea, Kevin Coyle and Charlie Benton, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Marcum LLP as the independent registered public accounting firm of the Company for the year ending April 30, 2015, subject to ratification of the appointment by the Company's stockholders. A representative of Marcum LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company's audited financial statements for the fiscal year ended April 30, 2014

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended April 30, 2014, for filing with the SEC.

Audit Fees

The aggregate fees billed by our independent auditors, for professional services rendered for the audit of our annual financial statements for the years ended April 30, 2014 and 2013, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years were $357,713 and $503,077, respectively.

Audit-Related Fees

We incurred fees to our independent auditors of $52,614 and $4,901, respectively, for audit related fees during the fiscal years ended April 30, 2014 and 2013. These fees were related to the specific review of certain Company’s transactions during these fiscal years, respectively.

Tax and Other Fees

We did not incur fees to our independent auditors for tax compliance services during the fiscal years ended April 30, 2014 and 2013.

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Recommendation

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED APRIL 30, 2015.

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PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 14,285,714 TO 75,000,000

Our Board of Directors has approved, subject to shareholder approval, an amendment to our Certificate of Incorporation to increase our authorized shares of common stock from 14,285,714 to 75,000,000. The increase in our authorized shares of common stock will become effective upon the filing of the amendment to our Certificate of Amendment with the Secretary of State of Delaware. If the amendment to increase our authorized shares of common stock is approved by shareholders at the Annual Meeting, we intend to file the amendment to our Certificate of Incorporation as soon as practicable following the Annual Meeting.

The form of Certificate of Amendment to be filed with the Secretary of State of the State of Delaware is set forth as Appendix A to this proxy statement.

Outstanding Shares and Purpose of the Proposal

Our Certificate of Incorporation currently authorizes us to issue a maximum of 14,285,714 shares of common stock, par value $0.0001 per share, and 5,000,000 shares of preferred stock, $0.0001 par value per share. Our issued and outstanding securities, as of August 11, 2014, on a fully diluted basis, are as follows:

•	13,913,164 shares of common stock;

•	$898,334 in principal amount of convertible debentures convertible into 4,491,670 shares of common stock,

•	2,438 shares of Series E Convertible Preferred Stock, not including any dividends that are currently convertible or may be convertible in the future, convertible into approximately 696,571 shares of common stock,

•	Warrants to purchase 3,774,796 shares of common stock; and

•	Options to purchase 1,159,207 shares of common stock.

Pursuant to agreements related to the conversion of our outstanding convertible securities, we agreed to use our reasonable best efforts to obtain stockholders’ approval at the next annual stockholder meeting or a special meeting of stockholders for the increase of the number of shares of Common Stock authorized for issuance to 75,000,000. Thus, this increase is necessary to allow for the conversion of our outstanding convertible securities, as set forth above. In addition, the Board of Directors believes that the increase in authorized common shares will provide the Company greater flexibility with respect to the Company’s capital structure for purposes including additional equity financings and stock based acquisitions.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

At present, other than in connection with the conversion of outstanding convertible securities (which conversions would be at the option of the respective holders), the Board of Directors has no plans to issue the additional shares of common stock authorized by the proposed amendment. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other system on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products.

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Possible Anti-Takeover Effects of Increase in Authorized Common Stock

We could also use the additional shares of common stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The proposed increase in authorized shares of common stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in authorized shares of common stock may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed increase in authorized shares of common stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the proposed increase in authorized shares of common stock with the intent that it be utilized as a type of anti-takeover device.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 14,285,714 TO 75,000,000.

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PROPOSAL NO. 4

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act entitle the Company’s shareholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table herein (the “Named Executive Officers”). The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

The Company believes that its executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of the Company’s short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers' interests with those of the Company’s shareholders. Under these programs, the Company’s executive officers are rewarded for the achievement of goals established by the Executive Committee and the realization of increased shareholder value. The Executive Committee is responsible for reviewing the compensation programs for WPCS’ executive officers to ensure they achieve the desired goals of aligning WPCS’ executive compensation structure with WPCS’ shareholders' interests and current market practices.

The Company is asking shareholders to indicate their support for the compensation of the Company’s Named Executive Officers as disclosed herein. This proposal, commonly known as a "say-on-pay" proposal, gives the Company’s shareholders the opportunity to express their views on the Company’s executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the Company asks its shareholders to vote "FOR" the following resolution at the Annual Meeting:

"RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the compensation table, other executive compensation tables and related narrative disclosures, is hereby APPROVED."

The say-on-pay vote is advisory, and therefore not binding on the Company, the Executive Committee or the Company’s Board of Directors. The Company’s Board of Directors and Executive Committee value the opinions of shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, the Company will consider shareholders' concerns and the Executive Committee will evaluate whether any actions are necessary to address those concerns.

Recommendation

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 5

ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires the Company’s shareholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its shareholders a non-binding advisory vote (similar to Proposal 4 above) on the compensation disclosed in the Company’s proxy statement of its Named Executive Officers. The Company has included this proposal among the items to be considered at the Annual Meeting pursuant to the requirements of Section 14A of the Exchange Act. By voting on this frequency proposal, shareholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s Named Executive Officers occur every one, two or three years. Shareholders may also abstain from voting on the proposal. Accordingly, the following resolution is submitted for an advisory shareholder vote at the Annual Meeting:

RESOLVED, that the highest number of votes cast by the shareholders of the Company for the option set forth below shall be the preferred frequency of the Company’s shareholders for holding an advisory vote on the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s Proxy Statement:

every year;

every two years; or

every three years.

The Board of Directors has determined that an advisory vote by the Company’s shareholders on executive compensation that occurs every three years is the most appropriate alternative for the Company. In formulating its conclusion, the Board of Directors considered that, because the Company’s compensation program for executive officers is not complex, a shareholder advisory vote every three years should be sufficient to permit our shareholders to express their views about our compensation program. Also, the Board of Directors believes that the success of the Company’s executive compensation program should be judged over a period of time that is longer than one year.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal. Your vote on this proposal is not a vote to approve or disapprove of the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency of the advisory vote on executive compensation that has been recommended by the shareholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its shareholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s shareholders at the Annual Meeting.

Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE FOR A THREE-YEAR FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of August 11, 2014:

•	by each person who is known by us to beneficially own more than 5% of our common stock;

•	by each of our officers and directors; and

•	by all of our officers and directors as a group.

Name And Address Of Beneficial Owner (1)	Number of Shares Owned (2)		Percentage of Class (3)
Sebastian Giordano	2,857	(4)	*
Joseph Heater	13,173	(4)	*
Norm Dumbroff	17,691	(4)	*
Neil Hebenton	7,571	(4)	*
Kevin Coyle	8,571	(4)	*
Charles Benton	8,571	(4)	*
Edward Gildea	2,857	(4)	*

All Officers and Directors as a Group (7 persons)	61,291	(4)	*

Hudson Bay Master Fund Ltd. (5)	1,544,189	(6)	9.99%
Iroquois Master Fund Ltd. (7)	1,542,602	(8)	9.99%
Barry Honig	1,447,553	(9)	9.42%
Divya Thakur	1,464,767	(10)	9.53%
Ilya Subkhankulov	732,273	(10)	5.00%

*	Less than 1%.

(1)	The address for each of our officers and directors is 600 Eagleview Boulevard, Suite 300, Exton, PA 19341.
(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of August 11, 2014 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.
(3)	Percentage based on 13,913,164 shares of common stock outstanding.
(4)	Includes the following number of shares of common stock which may be acquired by certain officers and directors through the exercise of stock options which were exercisable as of August 11, 2014 or become exercisable within 60 days of that date: Sebastian Giordano, 2,857 shares; Joseph Heater, 13,173 shares; Norm Dumbroff, 7,571 shares; Neil Hebenton, 7,571 shares; Kevin Coyle, 8,571 shares; Charles Benton, 8,571 shares; Edward Gildea, 2,857 shares; and all officers and directors as a group, 55,143 shares.
(5)	Hudson Bay Capital Management LP, the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Sander Gerber disclaims beneficial ownership over these securities.
(6)	Represents shares of common stock issuable upon conversion and/or exercise of outstanding secured convertible notes, series E convertible preferred stock and common stock purchase warrants and represents the maximum beneficial ownership percentage pursuant to exercise limitations contained within secured convertible notes, series E convertible preferred stock and common stock purchase warrants owned by this beneficial owner.
(7)	Iroquois Capital Management LLC (“Iroquois Capital”) is the investment manager of Iroquois Master Fund Ltd. (“IMF”). Consequently, Iroquois Capital has voting control and investment discretion over securities held by IMF. As managing members of Iroquois Capital, Joshua Silverman and Richard Abbe make voting and investment decisions on behalf of Iroquois Capital in their capacity as investment managers to IMF. As a result of the foregoing, Mr. Silverman and Mr. Abbe may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange of 1934, as amended) of these securities held by IMF. Notwithstanding the foregoing, Mr. Silverman and Mr. Abbe disclaim such beneficial ownership.
(8)	Includes 1,528,299 shares of common stock issuable upon conversion and/or exercise of outstanding secured convertible notes, series E convertible preferred stock and common stock purchase warrants and represents the maximum beneficial ownership percentage pursuant to exercise limitations contained within secured convertible notes, series E convertible preferred stock and common stock purchase warrants owned by this beneficial owner.
(9)	Includes 174,435 shares of common stock issuable upon exercise of outstanding common stock purchase warrants and 80,857 shares of common stock issuable upon conversion of series E convertible preferred stock owned directly by Mr. Honig, Also includes 6,824 shares of common stock, 424,326 shares of common stock issuable upon exercise of outstanding common stock purchase warrants, 38,571 shares of common stock issuable upon conversion of series E convertible preferred stock and 729,364 shares of common stock issuable upon conversion of secured convertible notes owned by GRQ Consultants Inc. 401K (“GRQ”). Mr. Honig has voting and dispositive power over the shares owned by GRQ.

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(10)	Represents shares of common stock issuable upon conversion of outstanding secured convertible notes.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

NAME	AGE	OFFICES HELD
Sebastian Giordano	57	Interim Chief Executive Officer and Director
Joseph Heater*	51	Chief Financial Officer

______

* The Company has announced that Mr. Heater will resign as its Chief Financial Officer effective as of August 31, 2014.

Biographical information about Mr. Giordano is provided in “Proposal No. 1 - Election of Directors”.

Joseph Heater, Chief Financial Officer

Mr. Heater has been Chief Financial Officer since July 2003. From November 2001 to June 2003, Mr. Heater was the Controller for Locus Pharmaceuticals, Inc., a development stage pharmaceutical company. Prior to that, from April 1999 to September 2001, Mr. Heater was Director of Finance and Corporate Controller for esavio Corporation, an information technology consulting company. Prior to that, from March 1995 to November 1998, Mr. Heater was Director of Financial Planning and Assistant Corporate Controller for Airgas, Inc. Mr. Heater holds a B.S. from the University of Nebraska and an M.B.A. from Villanova University.

Involvement in Certain Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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EXECUTIVE COMPENSATION

The Executive Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and these discussions, the Executive Committee recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K.

Submitted by the Executive Committee

Charles Benton, Chairman

Norm Dumbroff

Edward Gildea

Neil Hebenton

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

The following discussion and analysis of compensation arrangements of our named executive officers for the fiscal year ended April 30, 2014 should be read together with the compensation tables and related disclosures set forth below.

Compensation Philosophy and Objectives

We believe our success depends on the continued contributions of our named executive officers. Our named executive officers are primarily responsible for our growth and operations strategy, and the management of the day-to-day operations of our subsidiaries. Therefore, it is important to our success that we retain the services of these individuals to ensure our future success and prevent them from competing with us should their employment with us terminate.

Our overall compensation philosophy is to provide an executive compensation package that enables us to attract, retain and motivate executive officers to achieve our short-term and long-term business goals. We strive to apply a uniform philosophy regarding compensation of all employees, including members of senior management. This philosophy is based upon the premise that our achievements result from the combined and coordinated efforts of all employees working toward common goals and objectives in a competitive, evolving market place. The goals of our compensation program are to align remuneration with business objectives and performance and to enable us to retain and competitively reward executive officers and employees who contribute to our long-term success. In making executive compensation and other employment compensation decisions, the Executive Committee considers achievement of certain criteria, some of which relate to our performance and others of which relate to the performance of the individual employee. Awards to executive officers are based on our achievement and individual performance criteria.

The Executive Committee will evaluate our compensation policies on an ongoing basis to determine whether they enable us to attract, retain and motivate key personnel. To meet these objectives, the Executive Committee may from time to time increase salaries, award additional stock options or provide other short and long-term incentive compensation to executive officers and other employees.

Compensation Program & Forms of Compensation

We provide our executive officers with a compensation package consisting of base salary and participation in benefit plans generally available to other employees. In setting total compensation, the Executive Committee considers individual and Company performance, as well as market information regarding compensation paid by other companies in our industry.

In order to achieve the above goals, our total compensation packages include base salary, annual bonus, as well as long-term compensation in the form of stock options.

Base Salary. Salaries for our executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the industry for individuals of similar education and background to the executive officers being recruited. We also consider the individual’s experience, and expected contributions to our company. Base salary is continuously evaluated by competitive pay and individual job performance. Base salaries for executives are reviewed annually or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience, and competitive salary practices.

Bonuses. A component of each executive officer’s potential annual compensation may take the form of a performance-based bonus. Contractually, our Executive Vice Presidents are entitled to receive an annual bonus range of 2-3% of the annual profit before interest and taxes of the designated subsidiaries assigned to him. Our CEO and CFO are entitled to an annual bonus, to be determined at the discretion of the Executive Committee, based on our financial performance and the achievement of the officer’s individual performance objectives.

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Long-Term Incentives. Longer-term incentives are provided through stock options, which reward executives and other employees through the growth in value of our stock. The Executive Committee believes that employee equity ownership provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of our stockholders. Grants of stock options to executive officers are based upon each officer’s relative position, responsibilities and contributions, with primary weight given to the executive officers’ relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are generally granted at an exercise price equal to the market price of our common stock on the date of grant and will provide value to the executive officers only when the price of our common stock increases over the exercise price. Although the expenses of stock options affect our financial statements negatively, we continue to believe that this is a strong element of compensation that focuses the employees on financial and operational performance to create value for the long-term.

With regard to our option grant practice, the Executive Committee has the responsibility of approving all stock option grants to employees. Stock option grants for plan participants are generally determined within ranges established for each job level. These ranges are established based on our desired pay positioning relative to the competitive market. Specific recruitment needs are taken into account for establishing the levels of initial option grants. Annual option grants take into consideration a number of factors, including performance of the individual, job level, prior grants and competitive external levels. The goals of option grant guidelines are to ensure future grants remain competitive from a grant value perspective and to ensure option usage consistent with option pool forecasts. Based on the definition of fair market value in our stock option plan, options are granted at 100% of the closing sales price of our stock on the last market trading date prior to the grant date. We do not time the granting of our options with any favorable or unfavorable news released by us. Proximity of any awards to an earnings announcement or other market events is coincidental.

Executive Equity Ownership

We encourage our executives to hold an equity interest in our company. However, we do not have specific share retention and ownership guidelines for our executives.

Performance-Based Compensation and Financial Restatement

We have not considered or implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our executives and other employees where such payments were predicated upon the achievement of certain financial results that were subsequently the subject of a financial restatement.

Tax and Accounting Considerations

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, restricts deductibility of executive compensation paid to our Chief Executive Officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under Section 162(m) or related regulations. The Executive Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable. Income related to stock options granted under our incentive stock plans generally qualify for an exemption from these restrictions imposed by Section 162(m). In the future, the Executive Committee will continue to evaluate the advisability of qualifying its executive compensation for full deductibility.

Accounting for Stock-Based Compensation. We record compensation expense for the fair value of stock-based compensation.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Contract with Joseph Heater

On February 1, 2010, we entered into a five-year employment contract with Joseph Heater, our Chief Financial Officer with a base salary of $250,000 per annum. Upon each one year anniversary of the agreement, the agreement will automatically renew for another five years from the anniversary date. In addition, Mr. Heater is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with our policies established and in effect from time to time.

On March 31, 2014, we entered into the Separation Agreement with Mr. Heater, which was amended on July 28, 2014. Pursuant to the Separation Agreement, as amended, Mr. Heater will resign, effective on August 31, 2014, or such other date mutually agreed upon between the Company and Mr. Heater ( the Termination Date) as the Chief Financial Officer of the Company and from all officer and director positions with all of our subsidiaries.

Pursuant to the Separation Agreement, as amended, we shall pay Heater the sum of $250,000 between the Termination Date and January 31, 2015, which will be payable in five (5) monthly installments of $41,666.67, payable on the first business day of each month from September 2014 through January 2015 and one (1) final payment of $41,666.65 to be made on January 31, 2015. In addition, Heater shall receive a bonus of $35,000, to be paid on July 31, 2014, and we will pay Heater for all accrued but unused vacation time through August 31, 2014. Heater will also receive medical and other insurance benefits through January 31, 2015 under the applicable plans maintained by the Company.

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Contract with Sebastian Giordano

Effective August 1, 2013, we entered into the Giordano Agreement with Sebastian Giordano to serve as Interim Chief Executive Officer on a part-time basis until a permanent chief executive officer is appointed. The Giordano Agreement can be terminated by either party upon 30 days prior notice. Pursuant to the Giordano Agreement, Mr. Giordano shall receive a monthly consulting fee of $10,833. In addition, upon shares of common stock being reserved for issuance under our 2014 Equity Incentive Plan, Mr. Giordano shall receive a grant of 30,000 shares of our common stock. In addition, Mr. Giordano shall be entitled to receive a discretionary bonus upon successful achievement of a merger or acquisition of the Company by another entity. We will also reimburse Mr. Giordano for all reasonable expenses in connection with his services to us.

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer, the two highest paid executive officers and up to two other highest paid individuals whose total annual salary and bonus exceeded $100,000 for fiscal years 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Andrew Hidalgo	2014	325,000	-	-	-	325,000
Former Chairman, Chief Executive	2013	325,000	-	18,592	-	343,592
Officer and Director (1)

Sebastian Giordano	2014	86,664	-	-	-	86,664
Interim Chief Executive Officer (2)

Joseph Heater	2014	250,000	-	-	2,286	252,286
Chief Financial Officer (3)	2013	250,000	-	17,593	-	267,593

Curtis LaChance	2014	161,144	101,987	25,103	-	288,234
President of Seattle Operations (4)

Myron Polulak
Executive Vice President (5)	2013	200,000	10,000	13,619	-	223,619

(1) Mr. Hidalgo has served as Chairman, Chief Executive Officer and Director since May 24, 2002, until his resignation on July 30, 2013.

(2) Mr. Giordano has served as Interim Chief Executive Officer since August 1, 2013.

(3) Mr. Heater has served as Chief Financial Officer since July 15, 2003, until his resignation August 31, 2014.

(4) Mr. LaChance has served as President of the Seattle Operations since August 1, 2010.

(5) Mr. Polulak resigned December 31, 2013.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth the stock options granted to the named executive officers during fiscal 2014.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (1)
Sebastian Giordano	4/24/14	250,000	$1.20
Joseph Heater	4/24/14	50,000	$1.20
Curtis LaChance	4/24/14	30,000	$1.20

(1)	As of April 30, 2014, no compensation expense was recorded for these stock option grants as shareholder approval was not obtained to conclude that a measurement date for an award had occurred.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of April 30, 2014.

Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date

Sebastian Giordano	2,857	-	$4.20	9/18/2017

Joseph Heater	13,173	-	$4.20	9/18/2017

Curtis LaChance	3,571	-	$4.20	9/18/2017

Director Compensation

The following table sets forth summary information concerning the total compensation earned by our non-employee directors in 2014 for services to our company.

Name	Fees Earned or Paid in Cash
Charles Benton	$16,000
Kevin Coyle	12,000
Norm Dumbroff	12,000
Neil Hebenton	12,000
Ed Gildea	7,000
Sebastian Giordano	7,000
Total:	$66,000

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about the shares of our common stock that may be issued upon the exercise of options granted to employees under the 2002 Stock Option Plan, which were approved by the Board of Directors, 2006 and 2007 Incentive Stock Plans approved by the Board of Directors and shareholders and the 2014 Equity Incentive Plan approved by the Board of Directors and Shareholders.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (1)
Equity compensation plan approved by board of directors (1)	12,636	$6.58	-

Equity compensation plan approved by security holders (2)	25,142	$4.19	21,775

Equity compensation plan approved by security holders (3)	41,429	$5.45	13,929

Equity compensation plan approved by security holders (4)	1,080,000	-	2,420,000

Total	1,159,207	$5.23	2,455,704

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(1)	We established a nonqualified stock option plan pursuant to which options to acquire a maximum of 59,523 shares of our common stock were reserved for grant (the “2002 Plan”). As of April 30, 2014, included above in the 2002 Plan are 12,636 shares issuable upon exercise of options granted to employees and directors. The 2002 Plan has reached its 10 year term, and therefore, no additional options may be granted thereunder.

(2)	We established the 2006 Incentive Stock Plan, under which 57,142 shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock. As of April 30, 2014, 25,142 shares were issuable upon exercise of options granted to employees and directors.

(3)	We established the 2007 Incentive Stock Plan, under which 57,142 shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock. As of April 30, 2014, 41,429 shares were issuable upon exercise of options granted to employees and directors.

(4)	We established the 2014 Equity Incentive Plan, under which 3,500,000 shares of common stock were to be reserved for issuance upon the exercise of stock options, stock awards or restricted stock upon stockholder approval of the 2014 Equity Incentive Plan and an increase in authorized common stock. As of April 30, 2014, options to purchase 1,080,000 shares were granted to employees and directors, however, the exercise of such options was subject to stockholder approval of the 2014 Equity Incentive Plan and an increase in authorized common stock. On July 15, 2014, the stockholders approved the 2014 Equity Incentive Plan, however, the stockholders rejected an increase in authorized common stock. As a result, no shares of common stock are currently reserved for issuance under the 2014 Equity Incentive Plan. Upon an increase in authorized common stock, shares of common stock will be reserved for issuance under the 2014 Equity Incentive Plan and any options granted thereunder can then be exercised.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At the time of the following transactions, there were no affiliations between us and the other parties. As a result of these transactions, the other parties became affiliates. The obligations resulting from these transactions were ongoing after the close, resulting in payoffs to the other parties who became affiliates.

The China Operations earned revenue for contracting services provided to Taian Gas Group (TGG, andnoncontrolling interest in China Operations) and subsidiaries of $274,348 and $1,345,524 for the years ended April 30, 2014 and 2013, respectively. In connection with the revenue earned from TGG of $647,518 for the year ended April 30, 2013, the accounts receivable was settled by the receipt of real estate from TGG which fair value approximates the recorded amount of accounts receivable. Since the transaction was between related parties, the net book value of the real estate of $449,660 was determined as the transfer value of the real estate. The difference between the fair value and transfer value, or $200,766, was booked to noncontrolling interest at April 30, 2013.

The China Operations accounts receivable due from TGG and subsidiaries is $0 and $117,751 as of the years ended April 30, 2014 and 2013, respectively.

As of April 30, 2014, the China Operations had outstanding payables due TGG, totaling $778,573 due on demand, representing interest accrued on former working capital loans from TGG to the China Operations.

On December 17, 2013, BTX Trader LLC (BTX) purchased software technology and related intellectual property rights in the emerging digital currency industry from Divya Thakur and Ilya Subkhankulov in consideration for (i) the assignment of $439,408 of senior secured convertible notes (the Notes), along with all rights under the related securities purchase agreement, security and pledge agreement and registration rights agreement (other than the Exchange Cap Allocation and Authorized Share Allocation, as such terms are defined in the Notes) and (ii) assumption of a secured promissory note in the principal amount of $500,000, which accrues interest at a rate of 3.32% (the BTX Note). BTX’s obligations under the BTX Note are secured by the assets of BTX pursuant to a Security Agreement.

PROPOSALS OF SHAREHOLDERS FOR THE FISCAL 2016 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the fiscal 2016 Annual Meeting of stockholders, you may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: 600 Eagleview Boulevard, Suite 300, Exton, Pennsylvania 19341, Attention: Secretary, no later than [*], 2015 (120 days before the anniversary of this year’s mailing date).

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at such Annual Meeting of stockholders, without any discussion of the matter in the proxy statement. We were not notified of any stockholder proposals to be addressed at our Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the Annual Meeting.

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In addition, our Amended and Restated Bylaws contain an advance notice provision that requires that all business proposed by a shareholder that will be conducted or considered at a meeting must meet notice requirements. For business to be properly submitted by a shareholder for a vote at an Annual Meeting, the shareholder must (i) be a shareholder of record as of the record date for the meeting, (ii) be entitled to vote at the meeting, and (iii) have given timely notice in writing of the proposal to be submitted by the shareholder for a vote. The shareholder’s notice must be delivered to the Secretary at the Company’s principal executive office. To be timely, a shareholder’s notice must be received by the Secretary at least 60 calendar days before the date corresponding to the date for the annual meeting in the preceding year, and no more than 90 calendar days before that date; provided, however, if the date of the annual meeting is changed by more than 30 calendar days from the date corresponding to the date of the preceding year’s Annual Meeting, or if we did not hold an annual meeting in the preceding year, then the shareholder’s notice will be considered timely if it is received by the Secretary at least (a) 60 calendar days before the date for the annual meeting to be held or 10 calendar days following the date on which public announcement of the date for the annual meeting is first made by the Company, and (b) no more than 90 calendar days before the date for the Annual Meeting.

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Company’s Board of Directors; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ SEBASTIAN GIORDANO

Sebastian Giordano

Interim Chief Executive Officer

Exton, Pennsylvania

August 15, 2014

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Appendix A

Certificate of Amendment

of
Certificate of Incorporation

of
WPCS International Corporation

Under Section 242 of the Delaware General Corporation Law

WPCS International Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

“ARTICLE 4: The Corporation is authorized to issue two classes of stock. One class of stock shall be common stock, par value $0.0001. The second class of stock shall be Preferred Stock, par value $0.0001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value	Authorized Shares
Common	$0.0001	75,000,000
Preferred	$0.0001	5,000,000

Totals:		80,000,000

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of __________, 2014.

Sebastian Giordano Interim Chief Executive Officer

PROXY

WPCS INTERNATIONAL INCORPORATED

PROXY FOR ANNUAL MEETING TO BE HELD ON [*], 2014
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints SEBASTIAN GIORDANO and JOSEPH HEATER and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the “Meeting”) to be held on [*], 2014, at 10:00 a.m., local time, at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006 or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held [*], 2014.

This Proxy Statement and our 2014 Annual Report on Form 10-K are available at: http://www.viewproxy.com/wpcs/2014.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE  “FOR ALL NOMINEES” IN PROPOSAL 1, FOR PROPOSALS 1 – 4 AND A VOTE OF 3 YEARS FOR PROPOSAL 5

1.	Election of Directors

Nominees:

01 Sebastian Giordano	02 Charles Benton	03 Kevin Coyle	04 Norm Dumbroff
05 Neil Hebenton	06 Edward Gildea	07 Divya Thakur

☐  FOR ALL NOMINEES

☐  WITHHOLD AUTHORITY FOR ALL NOMINEES

☐  FOR ALL, EXCEPT AS NOTED BELOW

(Except nominee(s) written above)

2.	Proposal to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2015.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized shares of common stock from 14,285,714 to 75,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	Proposal to recommend, on an advisory basis, the frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation.

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

If you plan to attend the Annual Meeting please mark this box ☐

Dated: ______________________________________, 2014

Signature _______________________________________

Name (printed)___________________________________

Title __________________________________________

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to
vote your proxy. Have your proxy
card available when you call.
Follow the voting instructions to
vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.